                                                                   Exhibit 10.13





                                LICENSE AGREEMENT

     THIS LICENSE AGREEMENT ("Agreement") is made and entered into as of the ___ day of ____________, 2003 (the "Effective Date") between GREAT AMERICAN INSURANCE COMPANY ("Licensor") and INFINITY PROPERTY AND CASUALTY CORPORATION ("Licensee") (collectively, the "Parties").


                                    RECITALS

     WHEREAS, Licensor owns the Licensed Marks identified in SCHEDULE A; and

     WHEREAS, Licensor and Licensee have entered into a Services Agreement dated of even herewith (the "Services Agreement"), providing for the supply of certain information and services by Licensor and its affiliates to Licensee and its affiliates relating to the Reinsurance Agreement dated of even herewith (the "Reinsurance Agreement"), and the Parties may enter into a further Servicing Agreement (the "Servicing Agreement for Direct Business"), providing for the supply of certain services by Licensee and its affiliates to Licensor and its affiliates relating to the Direct Business;

     WHEREAS, the Services Agreement provides for a license to use the Licensed Marks upon and in connection with certain products and services; and

     WHEREAS, the Parties agree that Licensor shall grant to Licensee a license to use the Licensed Marks for such products and services, subject to the terms and conditions herein;

     NOW, THEREFORE, in consideration of the premises and the mutual promises and obligations contained herein, the Parties agree as follows:


                                    AGREEMENT

                                   DEFINITIONS

     "Business Services" means, collectively the Direct Business Services, the Reinsured Business Services, and any conduct of Licensee's personal lines insurance business.

     "Direct Business" means Licensor's direct to consumer personal lines insurance business.

     "Direct Business Services" means those services provided by Licensee in connection with the Servicing Agreement for Direct Business.

     "Great American Marks" means the trademarks and service marks including the Great American logo or the word "Great" or any permutation thereof in any of the variations used in the business of Licensor (including the mark "Great American DriverClub", which for the purpose of this Agreement shall be a "Great American Mark") identified in SCHEDULE A as Great American Marks and the logos used in connection therewith.

     "Licensed Marks" means, collectively, the Personal Lines Marks and the Great American Marks.

     "Personal Lines Marks" means the trademarks and service marks in any of the variations used in the business of Licensor identified in SCHEDULE A as Personal Lines Marks and the logos used in connection therewith, excluding the "Great American Marks."

     "Reinsured Business Services" means those services provided by Licensee in connection with the Reinsured Business.

     "Subsidiaries" means the directly or indirectly wholly owned property and casualty insurance company subsidiaries of Licensee.

     "Territory" means the United States of America, including its territories and possessions and the Commonwealth of Puerto Rico.

     All capitalized terms not defined herein shall have the meanings set forth in the Services Agreement.

1. GRANT OF LICENSE

     1.1 LICENSE GRANT. Subject to the terms herein, Licensor grants to Licensee
         (a) a non-exclusive, royalty-free, non-transferable license in the Territory to use the Great American Marks and the Personal Lines Marks solely upon and in connection with the sale, promotion, marketing, advertisement and distribution of the Direct Business Services (solely during the term of the Servicing Agreement for Direct Business) and the Reinsured Business Services (solely until the later of the expiration of the Reinsurance Agreement, or the cessation of all of Licensee's obligations thereunder), and (b) a non-exclusive, royalty-free, non-transferable, perpetual (subject to termination in accordance with Section 4.2) license in the Territory to use the Personal Lines Marks upon and in connection with the sale, promotion, marketing, advertisement and distribution of the Licensee's personal lines insurance business. All rights not specifically granted to Licensee herein are reserved by Licensor. Licensor will not object to use of the Driverclub & Design mark (Registration 2,636,426) by Licensee or its Subsidiaries in connection with Licensee's or its Subsidiaries' corporate names.

     1.2 SCOPE OF RIGHTS. Licensee acknowledges and agrees that the Licensed Marks are the sole and exclusive property of Licensor. Licensee shall not challenge or take any action inconsistent with Licensor's ownership of the Licensed Marks at any time. Licensor specifically reserves the right to use, or grant licenses to other third parties to use, the Licensed Marks.

     1.3 NO OTHER RIGHT TO LICENSED MARKS OR THIRD PARTY MARKS. This Agreement conveys to Licensee no other rights to the Licensed Marks except as specified herein; nor does this Agreement grant to Licensee rights to any intellectual property of any third party except as specified herein.

     1.4 SUBLICENSING. Licensee shall have the right to sublicense the Licensed Marks to its property and casualty insurance company Subsidiaries; provided, Licensee shall be responsible for ensuring that any use by its sublicensees of any Licensed

         Mark, and any other actions or failures to take action of such sublicensees, shall comply in all respects with the terms and conditions of this Agreement. Any failure of any such sublicensee to comply with all applicable terms and conditions of this Agreement shall be deemed a breach of this Agreement by Licensee. Licensee may not otherwise sublicense the Licensed Marks.

     1.5 DISCONTINUANCE OF USE. Licensee acknowledges that, from time to time, Licensor may discontinue the use of all or any of the Licensed Marks. In the event that Licensor ceases use of any of the Great American Marks, Licensee will cease use of any such marks as soon as is commercially reasonable following written notice from Licensor. In the event that Licensor ceases use of any of the Personal Lines Marks, Licensor will offer to assign any such mark to Licensee at Licensee's expense. Subsequent to any such assignment, all expenses relating to the assigned mark will be borne by Licensee.

     1.6 LICENSEE MODIFICATIONS. In no event shall Licensee modify any of the Great American Marks. In the event Licensee desires to modify any of the Personal Lines Marks for its use, Licensee shall submit samples of the modified mark to Licensor at least thirty (30) days prior to the commercial use thereof. If Licensor approves in writing of the modified mark submitted by Licensee, such approval not to be unreasonably withheld or delayed, that modified mark is included in the Personal Lines Marks and Licensee may use the modified mark in accordance with the terms and conditions of this Agreement. All right, title and interest in and to any such modified mark shall be owned by Licensor. Licensee shall not use any variation of the Licensed Marks which has not been approved by Licensor. Licensee shall not claim ownership of any modified mark of Licensor.

     1.7 TERMINATION FOR ABANDONMENT. In the event Licensee abandons its use of any of the Licensed Marks for a period of one (1) year, Licensee's rights to any such Licensed Marks shall be terminated and all of Licensee's rights to any such Licensed Marks under this Agreement shall revert to Licensor. Licensee shall promptly notify Licensor of any such abandonment.

2. USE OF THE LICENSED MARKS

     2.1 USE OF LICENSED MARKS. Neither party shall knowingly use the Licensed Marks, or any other trademark, service mark, trade name, logo, symbol or devices in combination with or confusingly similar to the Licensed Marks in a form and manner or for a subject matter that may: (a) reduce the value of the Licensed Marks, or (b) injure the other Party's business, the reputation of the Licensed Marks or of the other Party, or the goodwill appurtenant to the Licensed Marks.

     2.2 TRADEMARK NOTICES. Licensee shall display in connection with any use of the Licensed Marks and associated materials such trademark, copyright and other proprietary notices as are currently in use for Licensor's products and services or as otherwise reasonably instructed by Licensor.

     2.3 TRADE NAMES. Licensee shall not use any Licensed Marks as part of a trade name or corporate name unless separately agreed in writing in advance by Licensor.

     2.4 SERVICES. Licensee shall not use the Licensed Marks on or in connection with any materials which relate to any business other than the Business, including the Reinsured Business, and the Direct Business.

3. QUALITY CONTROL AND APPROVALS

     3.1 QUALITY STANDARDS. Licensee warrants that the Business Services and all promotional, advertising, and related materials sold under or bearing the Licensed Marks shall meet or exceed the quality standards and specifications in use by Licensor in commerce as of the date of this Agreement, or where no such standards exist, a level of quality at least consistent with the quality standards generally accepted for other competitive products or services. Licensee will, as soon as commercially reasonable, comply with the Great American Brand Design Guidelines delivered in writing to Licensee as Licensor may amend from time to time, provided that any such guidelines or amendments thereto shall not unreasonably interfere with the conduct of Licensee's business.

     3.2 SAMPLES SUBMISSION. Upon Licensor's request from time to time, Licensee shall submit samples of all reasonably requested materials using the Licensed Marks to Licensor for evaluation by Licensor. If such materials are found by Licensor in the exercise of its reasonable judgment not to meet quality standards, Licensee will promptly correct any problems and reimburse Licensor for any reasonable expense of evaluating and reevaluating such materials for compliance.

     3.3 QUALITY MAINTENANCE/INSPECTION OF FACILITIES. Licensee warrants that all products and services it advertises, distributes, provides and sells under the Licensed Marks shall be substantially identical to and of no lesser quality than the quality standards and specifications described in Section 3.1 hereof. Licensee shall submit to Licensor for prior written approval any proposed material change to any of the Business Services which could affect in any material respect the quality standards.

     3.4 RESCISSION OF APPROVAL. Licensee shall promptly remove from sale or distribution any product or associated artwork or materials to which Licensor rescinds approval as the result of inspection or evaluation under this Section 3. Licensor will not unreasonably rescind approval of any Business Services, use of the Licensed Marks or any materials previously approved.

     3.5 SUBSTANDARD QUALITY. In the event that the quality of the Business Services or any marketing, packaging or other materials bearing any Licensed Mark falls below the acceptable level (as defined in Section 3.1) as determined by Licensor in its reasonable discretion, Licensee shall, promptly correct or cease the use as instructed by Licensor.

     3.6 DISPOSAL OF UNAPPROVED/SUBSTANDARD MATERIALS. Licensee shall, upon Licensor's direction, ship to Licensor or destroy and certify such destruction, all unapproved, rescinded, or substandard materials using any Licensed Mark.

4. TERM

     4.1 TERM. This Agreement shall be effective as of the Effective Date and shall remain in full force and effect unless or until terminated in accordance with Section 4.2.

     4.2 TERMINATION OF AGREEMENT. Licensor may terminate the rights granted in
         Section 1.1: (i) if Licensee materially breaches the terms of this Agreement and fails to cure within thirty (30) days of receipt of written notice of such breach from Licensor; or (ii) immediately upon notice, not withstanding any other provision of this Agreement, if Licensee uses the Licensed Marks in any manner in connection with any pornographic, obscene or other scandalous products; or (iii) immediately upon notice, if Licensee makes an assignment for the benefit of creditors, files a petition under the bankruptcy or insolvency laws of any jurisdiction, appoints a trustee or receiver for its property or business, or is adjudicated bankrupt or insolvent.

     4.3 EFFECT OF TERMINATION. Upon expiration or cessation of all of Licensee's obligations under the Reinsurance Agreement, Licensee shall immediately cease and desist from any and all use of the Licensed Marks in connection with the Reinsured Business (except to the extent such Reinsured Business is otherwise a Business Service), including but not limited to any marketing, distribution, sales or promotional materials bearing the Licensed Marks. Upon expiration or termination of the Servicing Agreement for Direct Business, Licensee shall immediately cease and desist from any and all use of the Licensed Marks in connection with the Direct Business (except to the extent such Direct Business is otherwise a Business Service), including but not limited to any marketing, distribution, sales or promotional materials bearing the Licensed Marks. Upon a termination of Licensee's rights in accordance with Section 4.2 above, Licensee shall immediately cease and desist from any and all use of the Licensed Marks, including but not limited to any marketing, distribution, sales or promotional materials bearing the Licensed Marks, and shall, in accordance with Section 3.6, ship to Licensor or destroy all materials using any Licensed Mark.

5. OWNERSHIP, GOODWILL AND PROTECTION

     5.1 ACKNOWLEDGMENT. Licensee will never represent that it is the owner of the Licensed Marks and shall not attempt to register or maintain any registrations for the Licensed Marks alone or as part of its own trademark or service mark in any jurisdiction. Licensee will use the Licensed Marks only in the manner and in the geographic region specified in this Agreement. Licensee agrees that it will not at any time attack Licensor's rights in the Licensed Marks. The Parties expressly intend and agree that all use of the Licensed Marks and all goodwill deriving therefrom shall inure to the sole benefit of Licensor.

     5.2 CONFUSINGLY SIMILAR MARKS. Licensee shall not use or authorize use at any time of any mark, name, design, logo or other designation confusingly similar to the Licensed Marks.

     5.3 GOODWILL. Licensee recognizes the value of the publicity and goodwill associated with the Licensed Marks, acknowledges that the Licensed Marks and any marks confusingly similar to the Licensed Marks have acquired secondary meaning, and that all related rights and goodwill belong and will belong exclusively to Licensor.

     5.4 REASONABLE ASSISTANCE. Licensee agrees to provide Licensor with such reasonable assistance as Licensor may request in obtaining any protection of the Licensed Marks, at Licensor's expense.

     5.5 THIRD PARTY UNAUTHORIZED USE OF LICENSED MARKS.

         (A) NOTIFICATION. Each Party agrees to notify the other Party, in writing, of any use that it believes may constitute an infringement or unfair competition involving Licensed Marks relating to the Business Services, or any claim by a third party that use of the Licensed Marks by Licensor or Licensee infringes the rights of any third party.

         (B) PROTECTION/ENFORCEMENT.

             (i) Notwithstanding any other provision contained herein, as between the parties, Licensor shall have the initial right to protect and enforce Licensor's intellectual property rights in the Licensed Marks, whether registered or unregistered. In the event that Licensor fails to protect or enforce Licensor's rights within ninety (90) days of Licensor becoming aware of any violation or threatened violation of a Licensed Mark, Licensee shall have the right to protect and enforce Licensor's rights, in the name of Licensee and/or Licensor.

             (ii) Licensor may, in its discretion, initiate any proceedings with respect to any claim for actual or threatened infringement or dilution of the Licensed Marks. Licensee shall cooperate with Licensor in its prosecution of any such claim. Licensor shall reimburse Licensee for Licensee's reasonable costs and expenses (including reasonable attorneys' fees) incurred in the course of its cooperation or any such proceedings. Licensor shall be entitled to the entirety of any monetary award resulting from any claim prosecuted by Licensor. In the event that Licensor fails to initiate any proceeding with respect to any actual or threatened infringement or dilution of the Licensed Marks within ninety (90) days of Licensor becoming aware of such actual or threatened infringement or dilution, Licensee, may, in its discretion, initiate any proceedings with respect to any such claim in its name and/or the name of Licensor. Licensor shall cooperate with Licensee in its prosecution of any such claim. Licensee shall reimburse Licensor for Licensor's reasonable costs and expenses

             (including reasonable attorneys' fees) incurred in the course of its cooperation or any such proceedings. Licensee shall be entitled to the entirety of any monetary award resulting from any claim prosecuted by Licensee.

     5.6 MAINTENANCE. Licensor shall maintain its trademark registration in its sole discretion and Licensor shall not be obligated to maintain any federal or state registrations for the Licensed Marks. Licensee will cooperate with Licensor as reasonably requested by Licensor and will provide examples of Licensee's use of the Licensed Marks upon Licensor's reasonable request. Once every six months, at a time designated by Licensor, Licensee will provide to Licensor specimens evidencing Licensee's continuing use of each of variations of the Licensed Marks.

6. REPRESENTATION, WARRANTY AND INDEMNITY

     6.1 REPRESENTATION AND WARRANTY. Licensor and Licensee each represents and warrants that it is authorized to enter into this Agreement and that there is no existing agreement with any third party that prevents it from granting the rights or complying with its obligations under this Agreement. Licensor hereby represents and warrants to Licensee that (a) Licensor owns all right, title and interest in and to the Licensed Marks, including, without limitation, the registrations set forth in Schedule A, (b) to the best of Licensor's knowledge, there are no judicial or adversarial administrative proceedings pending or threatened against it involving any of the Licensed Marks which: (i) challenge ownership or the validity of any of the Licensed Marks, or
         (ii) allege that the use of any of the Licensed Marks in the manner contemplated hereunder infringes upon the intellectual property rights of any third party, and (c) to Licensor's knowledge, no third party is violating any of the Licensed Marks.

     6.2 INDEMNITY. Licensor shall defend, indemnify and hold harmless Licensee, its affiliates and their respective officers, employees directors and agents from and against any losses, liabilities, claims, damages, obligations, payments, costs and expenses, including, but not limited to, any amounts paid in settlement thereof and reasonable attorney fees arising out of or based upon a breach of Section 6.1. Licensee shall defend, indemnify and hold harmless Licensor, its affiliates and their respective officers, employees directors and agents from and against any losses, liabilities, claims, damages, obligations, payments, costs and expenses, including, but not limited to, any amounts paid in settlement thereof and reasonable attorney fees arising solely out of or based solely upon any third party claim which asserts that Licensee's use of the Licensed Marks infringes such third party's trademarks or service marks, when Licensee's use is outside the scope of the license granted herein.

7. INJUNCTIVE RELIEF/DAMAGES

     7.1 INJUNCTIVE RELIEF. It is expressly agreed that Licensor would suffer irreparable harm from a material breach by Licensee of any of its covenants contained in this Agreement, and that remedies other than injunctive relief cannot fully compensate or adequately protect Licensor for such a violation. Therefore, without limiting the right of Licensor to pursue all other legal and equitable remedies available for violation of this Agreement, in the event of actual or threatened material breach by Licensee of any of the provisions of this Agreement, Licensee consents that Licensor shall be entitled to injunctive or other relief in order to enforce or prevent any such violation or continuing violation thereof. Licensee agrees not to raise the defense of an adequate remedy at law in any such proceeding. Licensee acknowledges and agrees that the provisions of this paragraph are reasonably necessary and commensurate with the need to protect Licensor against irreparable harm and to protect its legitimate and proprietary business interests and property.

         7.2 DAMAGES. except for damages payable by licensee OR LICENSOR to third parties for which EITHER PARTY is required to indemnify THE OTHER hereunder, Neither Party shall be liable for special, indirect, incidental, punitive, consequential or any similar damages (including, without limitation, damages for loss of business profits, business interruption or any other loss), whether or not caused by or resulting from the negligence of such Party even if such Party has been advised of the possibility of such damages.

8. MISCELLANEOUS

     8.1 NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given two (2) business days after it is sent, if it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

         If to Licensor:

         Great American Insurance Company
         580 Walnut Street
         Cincinnati, Ohio 45202
         Attn: General Counsel

         If to Licensee:

         Infinity Property and Casualty Corporation
         2204 Lakeshore Drive
         Birmingham, Alabama 35209
         Attn: General Counsel

         Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

     8.2 INDEPENDENT CONTRACTORS. It is understood that the relationship between the Parties shall be that of independent contractors, that neither Party shall have any right or power to obligate, bind, or commit the other to any expense, liability, or matter other than as expressly provided and authorized in this Agreement, and that the officers, employees, and agents or other representatives of one Party shall not be deemed expressly or impliedly the employees, partners, joint ventures or agents of the other.

     8.3 COUNTERPARTS. This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     8.4 ELECTION OF REMEDIES. The remedies provided herein are not exclusive of any other lawful remedies which may be available, and a Party's election of a remedy shall not constitute an exclusive election of remedies.

     8.5 CHOICE OF LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal substantive laws of the State of Ohio, without regard to conflicts of laws principles.

     8.6 FURTHER ASSURANCES AND COOPERATION. Each Party agrees to execute and deliver to the other Party such other instruments, documents, and statements, including without limitation, instruments and documents of recordation, assignment, transfer, conveyance, and clarification and take such other action as may be reasonably necessary or convenient in the reasonable discretion of the requesting Party to carry out more effectively the purposes of this Agreement.

     8.7 INTERPRETATION AND CONSTRUCTION. The section and paragraph titles are intended solely for convenience and shall not affect the construction or interpretation of any of the provisions of this Agreement. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, at arm's length and with the advice and participation of counsel, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

     8.8 ENTIRE AGREEMENT. This Agreement (including SCHEDULE A incorporated herein) along with the Formation and Separation Agreement, Services Agreement, Servicing Agreement for Direct Business and Reinsurance Agreement constitutes the entire agreement among the Parties and (except with respect to the Formation and Separation Agreement, Services Agreement and Reinsurance Agreement) supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they have related in any way to the subject matter hereof. Neither Party, nor any shareholder, officer or director thereof, has made or shall be deemed to have made to the other, or to any affiliate thereof, any representation or warranty with respect to the subject matter of this Agreement except as expressly set forth in this Agreement.

     8.9 SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     8.10 SURVIVAL OF RIGHTS AND OBLIGATIONS. Sections 1.2, 4.3, 5.1, 5.2, 5.3, 6.2, 7 and 8 of this Agreement shall survive the termination of this Agreement.

     8.11 AMENDMENT AND WAIVER. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by both of the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. Neither the failure nor any delay by any Party in exercising any right, power or privilege under this Agreement will operate as a waiver of any right, power or privilege under this Agreement. In addition, no notice to or demand on one Party will be deemed a waiver or any obligation of such Party or of the right of the Party giving such notice or demand to take further actions without notice or demand as provided in this Agreement.

     8.12 ASSIGNMENT. This Agreement and Licensee's rights hereunder may be assigned by Licensee only upon the prior written consent from Licensor, which consent may be given or withheld in the sole discretion of Licensor. Any assignment of this Agreement or the rights of Licensee by Licensee hereunder not in compliance with this Section shall be void ab initio and of no legal effect.

     [Remainder of this page intentionally blank. Signature page to follow.]

         IN WITNESS WHEREOF, the following signatures represent that the Parties have read this Agreement in its entirety, including the incorporated and attached Schedule, and by their execution below have agreed to all its terms and conditions.

LICENSOR:                                 LICENSEE:

GREAT AMERICAN INSURANCE                  INFINITY PROPERTY AND
COMPANY                                   CASUALTY CORPORATION


By:                                       By:
   ---------------------------------         -----------------------------------

Printed:                                  Printed:
        ----------------------------              ------------------------------

Title:                                    Title:
      ------------------------------            --------------------------------

                                LICENSE AGREEMENT
                                   SCHEDULE A

                                 LICENSED MARKS


GREAT AMERICAN MARKS

TRADEMARK                              REG./SERIAL NO.   REG./FILING DATE    STATUS
--------------------------------------------------------------------------------------
Great American                             1,226,885         02-08-1983     Registered
--------------------------------------------------------------------------------------
Great American & Design                    2,419,899         01-09-2001     Registered
--------------------------------------------------------------------------------------
Great American Insurance
     Companies                             1,586,084         03-06-1990     Registered
--------------------------------------------------------------------------------------
Great American Insurance
     Companies & Design                    2,435,758         03-13-2001     Registered
--------------------------------------------------------------------------------------
Great American Insurance Group             2,644,054         10-29-2002     Registered
--------------------------------------------------------------------------------------
Great American Insurance Group
     & Design                             76/176,179         12-05-2000     Pending
--------------------------------------------------------------------------------------
Great American Driverclub
     & Design                              2,499,142         10-16-2001     Registered
--------------------------------------------------------------------------------------
Great Additions                            1,829,010         03-29-1994     Registered
--------------------------------------------------------------------------------------
Great Choices                              2,098,884         09-23-1997     Registered
--------------------------------------------------------------------------------------
Great Drivers                              1,889,438         04-11-1995     Registered
--------------------------------------------------------------------------------------
Great Drivers Select                       2,128,658         01-13-1998     Registered
--------------------------------------------------------------------------------------
Great Places                               1,825,958         03-08-1994     Registered
--------------------------------------------------------------------------------------
Great Quote                                2,572,282         05-21-2002     Registered
--------------------------------------------------------------------------------------
Great Rewards                              2,648,646         11-12-2002     Registered
--------------------------------------------------------------------------------------
Design (Great American Logo)               2,553,139         03-26-2002     Registered
--------------------------------------------------------------------------------------
Drive with Greater Confidence              2,646,523         11-05-2002     Registered
--------------------------------------------------------------------------------------


PERSONAL LINES MARKS

TRADEMARK                              REG./SERIAL NO.   REG./FILING DATE    STATUS
--------------------------------------------------------------------------------------
Driverclub & Design                        2,636,426         10-15-2002     Registered
--------------------------------------------------------------------------------------
American Spirit                            1,536,767         04-25-1989     Registered
--------------------------------------------------------------------------------------

TRADEMARK                              REG./SERIAL NO.   REG./FILING DATE    STATUS
--------------------------------------------------------------------------------------
American Spirit & Design                   1,767,639         04-27-1993     Registered
--------------------------------------------------------------------------------------
Navigator                                  1,091,962         05-23-1978     Registered
--------------------------------------------------------------------------------------
Select Driver                              1,381,776         02-04-1986     Registered
--------------------------------------------------------------------------------------
Super Additions                            1,984,729         07-02-1996     Registered
--------------------------------------------------------------------------------------
Level of Relationship                      2,258,993         07-06-1999     Registered
--------------------------------------------------------------------------------------
Gold Protection Plan                       2,430,296         02-20-2001     Registered
--------------------------------------------------------------------------------------
The Safe Driver Network                    1,647,652         06-11-1991     Registered
--------------------------------------------------------------------------------------
Your Driving Partner                      76/012,022         03-29-2000     Pending
--------------------------------------------------------------------------------------
Steering Column                            2,599,728         07-23-2002     Registered
--------------------------------------------------------------------------------------
Transmission                              76/437,549         08-02-2002     Pending
--------------------------------------------------------------------------------------
A Relationship that Pays                   2,517,383         12-11-2001     Registered
--------------------------------------------------------------------------------------